June 2, 2020

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Diversified Emerging Markets Fund

Supplement to Summary Prospectus and Prospectus
dated January 31, 2020

Effective on or about June 15, 2020 (the Effective Date), the fund will no longer allocate a portion of its assets to BNY Mellon Strategic Beta Emerging Markets Equity Fund (the Strategic Beta Fund), an affiliated underlying fund.  As of the Effective Date, all references to the Strategic Beta Fund in the fund's summary prospectus and prospectus should be discarded.

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As of the Effective Date, the following information supersedes any contrary information contained in "Fees and Expenses — Annual Fund Operating Expenses" in the summary prospectus and "Fund Summary — Fee and Expenses — Annual Fund Operating Expenses" in the prospectus:

Annual Fund Operating Expenses** (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class Y
Management fees***	.73	.73	.73	.73
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Administration fees****	.05	.05	.05	.05
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.62	.84	.28	.19
Total other expenses	.92	1.14	.33	.24
Acquired fund fees and expenses+	.37	.37	.37	.37
Total annual fund operating expenses	2.02	2.99	1.43	1.34
Fee waiver and/or expense reimbursement++	(.10)	(.32)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.92	2.67	1.43	1.34

** Annual Fund Operating Expenses have been restated from the previous fiscal year to reflect current expenses and are based on assets as of March 31, 2020; accordingly, total annual fund expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

***   The fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in other investment companies (underlying funds).  Therefore, the fund's investment advisory fee will fluctuate based on the fund's allocation between underlying funds and direct investments.

****   The fund has agreed to pay an administration fee at the annual rate of .10% of the value of the fund's average daily net assets up to $500 million of such assets, .065% of the next $500 million of such assets, and .02% of the value of the fund’s average daily net assets in excess of $1 billion, other than assets allocated to investments in underlying funds.  Therefore, the fund's administration fee will fluctuate based on the fund's assets and the fund's allocation between underlying funds and direct investments.

+    Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds.  These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

++ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30%.  On or after January 31, 2021, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.  Because "acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation.

6919STK0620

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$759	$1,163	$1,592	$2,781
Class C (with redemption at end of period)	$370	$894	$1,544	$3,286
Class C (without redemption at end of period)	$270	$894	$1,544	$3,286
Class I (with or without redemption at end of period)	$146	$452	$782	$1,713
Class Y (with or without redemption at end of period)	$136	$425	$734	$1,613

As of the Effective Date, the following information supersedes any contrary information contained in the third and fourth paragraph of the section entitled "Principal Investment Strategy" in the summary prospectus and the sections entitled "Fund Summary – Principal Investment Strategy" and "Fund Details – Goal and Approach" in the prospectus:

The fund allocates its assets among the emerging market equity strategies described below that are separately employed by: (i) Mellon Investments Corporation (Mellon), the fund's sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management Limited (the Newton Fund).  The target percentages for allocating the fund's assets among the investment strategies and underlying funds, as of the date of this prospectus, were as follows:

Strategy/Underlying Fund	Target % of Fund's Total Assets
Active Equity Strategy	33.3%
Newton Fund	33.3%
Multi-Factor Equity Strategy	33.3%

BNYM Investment Adviser determines the investment strategies in which to invest and sets the target allocations.  BNYM Investment Adviser will allocate new inflows and outflows of fund assets to the Active Equity Strategy, the Multi-Factor Equity Strategy and the Newton Fund in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.  The fund may hire, terminate or replace sub-advisers and modify material terms and conditions of sub-advisory arrangements without shareholder approval.  A sub-adviser will have complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on the particular investment process, philosophy, style and strategy it employs.

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